1 17600623v3 ROLLINS, INC. TIME-LAPSE RESTRICTED STOCK AGREEMENT (For Section 16 Reporting Persons) TIME-LAPSE RESTRICTED STOCK AGREEMENT made on [[GRANTDATE]], between Rollins, Inc., a Delaware corporation (hereinafter called the “Company”), and [[FIRSTNAME]] [[LASTNAME]], an employee of the Company or one or more of its subsidiaries (hereinafter called the “Employee”). WHEREAS, the Company desires to grant to the Employee, as an incentive for Employee to promote the interests of the Company and its subsidiaries, [[SHARESGRANTED]] shares of its Common Stock, par value $1.00 per share (hereinafter called the “Common Stock”), subject to certain continued employment and vesting criteria, pursuant to the terms and provisions of the Company’s 2018 Stock Incentive Plan (hereinafter called the “Plan”), as hereinafter provided. NOW, THEREFORE, in consideration of the mutual covenants hereinafter set forth and Employee’s employment by the Company, the parties hereto agree as follows: 1. THE PLAN. This Agreement is made pursuant to and in accordance with the terms and provisions of the Plan. Anything in this Agreement to the contrary notwithstanding, the terms and provisions of the Plan, all of which are hereby incorporated herein by reference, shall be controlling in the event of any inconsistency herewith. 2. ADMINISTRATION. The Plan shall be administered by a committee of the Board of Directors of the Company, hereinafter referred to as the “Compensation Committee,” unless administration of the Plan is assumed by the Board of Directors of the Company. The Compensation Committee is authorized and empowered to administer and interpret the Plan and this Agreement. Any interpretations of this Agreement or of the Plan made by the Compensation Committee shall be final and binding upon the parties hereto. 3. GRANT OF TIME-LAPSE RESTRICTED STOCK. Effective as of on [[GRANTDATE]] (the “Grant Date”), the Company hereby irrevocably grants to the Employee [[SHARESGRANTED]] shares of Common Stock, which shares are subject to satisfaction of the vesting requirements and the terms and conditions hereinafter set forth (such shares of Common Stock being hereinafter referred to in the aggregate as the “Time-Lapse Restricted Stock”). 4. SERVICE/EMPLOYMENT; VESTING. (a) All Time-Lapse Restricted Stock shall vest as follows: 33.3 percent effective on the first anniversary of the Grant Date, then 33.3 percent on the second anniversary and will be fully vested by the third anniversary of the Grant Date, but only if, through each such date, Employee shall have been in the continuous employ of the Company or a subsidiary thereof, in a position of equivalent or greater responsibility as on the Grant Date; provided, however, that the Committee or its permitted designee may waive, at

2 17600623v3 any time on or after the Grant Date, the requirement that Employee’s employment position be one of equivalent or greater responsibility as on the Grant Date, with respect to all or a portion of the Time-Lapse Restricted Stock. Vesting Schedule: [[ALLVESTSEGS]] Total: [[SHARESGRANTED]] If Employee’s employment with the Company terminates at any time prior to the vesting pursuant to this Section 3 of the Time-Lapse Restricted Stock issued hereunder, he or she shall forfeit all unvested Time-Lapse Restricted Stock, unless the Employee’s employment terminates due to his or her (i) permanent Disability (as defined in the Plan), in which case a portion of such unvested Time-Lapse Restricted Stock pursuant to this Agreement shall vest. In the case of permanent Disability, the number of shares to vest immediately will be determined by prorating the Time-Lapse Restricted Stock by dividing the total number of months elapsed from the Grant Date to the date of permanent Disability by 36, multiplying the result by the aggregate amount of Time- Lapse Restricted Stock pursuant to this Agreement, and reducing the result by any previously vested shares pursuant to this Agreement, if any [Example: Employee becomes permanently disabled 21 months after receiving a grant of 6,000 shares of Time-Lapse Restricted Stock; 2,000 shares vested on the first anniversary of the Grant Date; and an additional 1,500 shares shall vest upon permanent Disability calculated as follows – 21/36 = 58.3% X 6,000 = 3,500 less 2,000 shares], or (ii) death, in which case all unvested Time-Lapse Restricted Stock shall vest immediately. The transfer of employment by Employee between the Company and a subsidiary thereof shall not be deemed a termination of employment under the Plan or this Agreement. (b) Upon the occurrence of a Change in Control, as determined by the Board of Directors, all unvested Time-Lapse Restricted Stock shall vest immediately. 5. ESCROW; DIVIDENDS AND VOTING RIGHTS. Prior to the completion of the vesting periods referenced in Section 4 above, all shares of Time-Lapse Restricted Stock shall be held in escrow by the Company for the benefit of Employee. During such period, prior to any forfeiture of the shares, Employee shall receive all cash dividends declared with respect to the shares held as of the record date and shall have the right to exercise all voting rights with respect to the shares. At the discretion of the Company, any share certificates so held in escrow shall be inscribed with a legend referencing the transfer restrictions contained in this Agreement and any other applicable transfer restrictions. Any share certificates issued pursuant to a stock split or as dividends with respect to the Time-Lapse Restricted Stock held in escrow shall also be held in escrow on the same terms as the Time-Lapse Restricted Stock and shall be released at the same time as, and subject to the same risk of forfeiture as, the shares with respect to which they were issued. Any issued Time-Lapse Restricted Stock which the Employee does not forfeit pursuant to Section 4 above shall be transferred

3 17600623v3 to the Employee free of any forfeiture conditions under the Plan or this Agreement as soon as reasonably practicable after the service vesting condition under Section 4 above has been satisfied or no longer applies; provided, however, that if the Compensation Committee at any time before such transfer reasonably determines that the Employee is likely to have violated any applicable criminal law, the Compensation Committee shall have the right to cause all of Employee’s Time-Lapse Restricted Stock then held in escrow to be forfeited, without regard to whether (i) Employee has satisfied the service vesting condition set forth in Section 4 before the date the Compensation Committee makes such determination, or (ii) Employee’s employment is (or might have been) terminated as a result of such conduct. 6. NON-TRANSFERABILITY. No Time-Lapse Restricted Stock granted pursuant to this Agreement shall be assignable or transferable, and such Time-Lapse Restricted Stock shall not be subject to execution, attachment or other process, until that date on which the Time- Lapse Restricted Stock vests pursuant to Section 4 above and has been transferred to Employee. Any attempt by the Employee to alienate, assign, pledge, hypothecate or otherwise dispose of the Employee’s interest in this Agreement or any Time-Lapse Restricted Stock prior to its becoming fully vested and transferred to Employee shall be ineffective and shall permit the Company to terminate this Agreement and cause the forfeiture of any unvested shares. The Company may, at its discretion, place a legend to such effect on the certificates representing the shares of Time-Lapse Restricted Stock and issue appropriate stop transfer instructions to the Company’s transfer agent. 7. CHANGE IN CAPITALIZATION. If there are any changes in the capitalization of the Company affecting in any manner the number or kind of outstanding shares of Common Stock of the Company, whether such changes occur by declaration of a stock dividend or stock split or in the event of any merger, reorganization, consolidation, or similar event, such substitute or adjustment shall be made in the shares subject to this Time-Lapse Restricted Stock award as may be determined to be appropriate by the Compensation Committee, in its sole discretion, provided that the number of shares subject to any Award shall always be a whole number. The Compensation Committee need not treat other holders of Time-Lapse Restricted Stock in the same manner as Employee is treated. 8. REQUIREMENTS OF LAW. If any law, regulation of the Securities and Exchange Commission, or any regulation of any other commission or agency having jurisdiction shall require the Company or the Employee to take any action prior to the issuance or release from escrow of any shares of Time-Lapse Restricted Stock, then the date upon which the Company shall deliver or cause to be issued or released from escrow the certificate or certificates for such shares of Time-Lapse Restricted Stock shall be postponed until full compliance has been made with all such requirements or law or regulations. Further, at or before the time of issuance of any shares of Time-Lapse Restricted Stock, the Employee shall, if requested by the Company, deliver to the Company his/her written statement that he/she intends to hold such shares for investment and not with a view to resale or other distribution thereof to the public. Further, in the event the Company shall determine that, in compliance with the Securities Act of 1933, as amended, or other applicable statute or regulation, it is necessary to register any of the shares of Time-Lapse Restricted Stock, or to qualify any such shares for exemption from any of the requirements of the Securities

4 17600623v3 Act of 1933, as amended, or other applicable statute or regulations, then the Company shall take such action at its own expense, but not until such action has been completed shall the shares be issued in the name of the Employee. 9. WITHHOLDING. The Company shall have the power and the right to deduct or withhold or require an Employee to remit to the Company, an amount (including any shares of Common Stock withheld as provided herein) sufficient to satisfy Federal, state and local taxes (including the Employee’s FICA obligation) required by law to be withheld with respect to vesting of Time-Lapse Restricted Stock pursuant to this agreement. With the Company’s consent, the Employee may elect that such tax-withholding requirements be satisfied, in whole or in part, (1) by providing a personal check payable to Rollins, Inc. for the full amount sufficient to satisfy Federal, state and local taxes or (2) through a reduction in the number of shares of Time-Lapse Restricted Stock issued or transferred to the Employee. Any such election shall be irrevocable, made in writing and acknowledged by the Employee. The Company reserves the right to reduce the number of shares of Time- Lapse Restricted Stock issued or transferred to the Employee in order to satisfy such minimum applicable tax withholding requirements. 10. NO EFFECT ON EMPLOYMENT. Nothing herein shall be construed to grant Employee the right to continued employment with the Company or to limit or restrict the right of the Company or any of its subsidiaries to terminate an Employee’s employment at any time, with or without cause, or to increase or decrease the compensation of the Employee from the rate in existence at the date hereof. 11. GOVERNING LAW. This Agreement and all awards made and actions taken hereunder shall be governed by and construed in accordance with the Delaware General Corporation Law, to the extent applicable, and in accordance with the laws of the State of Georgia in all other respects.

5 17600623v3 IN WITNESS WHEREOF, the Company has caused this Time-Lapse Restricted Stock Agreement to be duly executed by an authorized officer, and the Employee has hereunto set his/her hand, via electronic acceptance, all as of the day and year first above written. ROLLINS, INC. By: Its: Jerry Gahlhoff Chief Executive Officer Electronic Acceptance: [[SIGNATURE]] Date: [[SIGNATURE_DATE]]